SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 7, 2003



                               ACTUANT CORPORATION
             (Exact name of Registrant as specified in its charter)


         Wisconsin                         1-11288              39-0168610
(State or other jurisdiction         (Commission File         (I.R.S. Employer
     of incorporation)                     Number)           Identification No.)




                              6100 North Baker Road
                               Milwaukee, WI 53209

           Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (414) 352-4160

                               Actuant Corporation

                           Current Report on Form 8-K

Item 5.  Other Events and Regulation FD Disclosure.

On November 7, 2003, Actuant Corporation issued a press release announcing the sale of an additional $25 million of its 2% Convertible Senior Subordinated Debentures due 2023, pursuant to the exercise of the overallotment option granted to the initial purchasers. A copy of the press release is attached as
Exhibit 99.1 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits:

     99.1 Press release issued by Actuant Corporation on November 7, 2003 announcing the sale of an additional $25 million of its 2% Convertible Senior Subordinated Debentures due 2023, pursuant to the exercise of the overallotment option granted to the initial purchasers.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    ACTUANT CORPORATION
                                      (Registrant)


     Date:  November 7, 2003        By:  /s/ Andrew G. Lampereur
                                       --------------------------------
                                    Andrew G. Lampereur
                                    Vice President and Chief Financial Officer

Exhibit Index

Number   Description
------   -----------

99.1 Press release issued by Actuant Corporation on November 7, 2003 announcing the sale of an additional $25 million of its 2% Convertible Senior Subordinated Debentures due 2023, pursuant to the exercise of the overallotment option granted to the initial purchasers.

                                      -2-